UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2008

Invesco Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The New York Stock Exchange (“NYSE”) has confirmed today that Invesco common shares are subject to the Securities and Exchange Commission’s (“SEC”) September 18, 2008 Emergency Order (“Order”) that restricts short selling of the securities of certain financial firms. As previously noted, the Company's SIC code is 6282, one of the SIC codes listed in Appendix A to the Order. In consequence, the NYSE has informed the Company that its name will appear on a revision to such list currently being prepared by the NYSE pursuant to the SEC’s amendment to the Order issued yesterday.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Kevin M. Carome Kevin M. Carome
Senior Managing Director and General Counsel

Date: September 22, 2008